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                                                                 Exhibit (23)(b)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 17, 2001, included in Fifth Third Bancorp's Form 10-K for the year ended December 31, 2001 (as amended on Form 10-K/A), and to all references to our Firm in this registration statement.



/s/ Arthur Andersen LLP


Chicago, Illinois
April 25, 2002